SIX CIRCLES FUNDS

Six Circles Ultra Short Duration Fund

Six Circles Tax Aware Ultra Short Duration Fund

Six Circles U.S. Unconstrained Equity Fund

Six Circles International Unconstrained Equity Fund

Six Circles Global Bond Fund

Six Circles Tax Aware Bond Fund

Six Circles Credit Opportunities Fund

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

Six Circles Managed Equity Portfolio International Unconstrained Fund

Six Circles Multi-Strategy Fund

(each a series of Six Circles Trust)

Supplement dated October 1, 2024

to the Statement of Additional Information Part II dated September 18, 2024

On September 10, 2024, the Board of Trustees of the Six Circles Trust (the “Trust”) approved a change to the Portfolio Holdings Policy of the above listed funds (the “Funds”).

Effective October 1, 2024 the second paragraph of the “Portfolio Holdings Disclosure” section of the Statement of Additional Information Part II is hereby deleted and replaced with the following:

Each Fund intends to disclose a schedule of its portfolio holdings, as of the last day of that month, 30 calendar days after month-end. The Funds will post these schedules on the Six Circles Funds’ website at www.sixcirclesfunds.com. Disclosure of the Funds’ portfolio holdings is required to be made quarterly within 60 days of the end of each period covered by the annual report and semiannual report to shareholders. The Funds will also report their monthly portfolio holdings to the SEC on Form N-PORT on a quarterly basis within 60 days after the end of the fiscal quarter, and information reported for the third month of each Fund’s fiscal quarter will be made public on the SEC’s website. These reports are available, free of charge, on the EDGAR database on the SEC’s website at sec.gov. The Funds may provide their portfolio holdings on the Funds’ website at www.sixcirclesfunds.com at the same time that such reports are filed with the SEC. From time to time, each Fund may post portfolio holdings on the Six Circles Funds’ website more frequently.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

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